PROJECT PROFILE
Willa Rawls Manor Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the $46.4 million acquisition and rehabilitation of the 123-unit Willa Rawls Manor Apartments located in Chicago, Illinois. Originally developed in 1979, the apartments provide much-needed affordable housing for senior residents in the historic south side neighborhood of Bronzeville.

As a result of the renovation, the property will undergo vital improvements including elevator modernization, upgrades to unit interiors, and the installation of a new roof. New accessible and adaptable units will be created, in addition to making the main entrance accessible. Furthermore, the development is pursuing the Enterprise Green Communities Base level Green Building Certification.

The apartments are easily accessible via the Green and Red lines of the Chicago Transit Authority, as well as the Metra Electric District Main Line.

HIT ROLE	The HIT provided $23.8 million in financing for Willa Rawls Manor through the purchase of Illinois Housing Development Authority Multifamily Revenue Bonds. Willa Rawls Manor Apartments is the HIT’s 68th project in Chicago and 122nd in Illinois.

PARTNER	Illinois Housing PARTNER Development Authority

SOCIAL IMPACT	All units at the property will be covered by a renewed HUD Housing Assistance Payments contract, which ensures the extension of existing affordability restrictions at the community. All 123 units will be restricted to households at or below 60% of area median income, with seven of the units restricted to households at or below 30% of area median income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $23.8 Million	Total Development Cost $46.4 Million	123 Units (100% affordable)	73,410 Hours of Union Construction Work Generated	$5.1 Million Tax revenue generated	$36.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Willa Rawls Manor Apartments – Chicago, IL

“The Chicago & Cook County Building Trades are excited to once again partner with the HIT to use Labors’ pension capital to preserve and restore affordable housing in our city. We are proud knowing that our members are contributing to solve our affordable housing crisis.”

- Mike Macellaio, President

  Chicago & Cook County Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

09/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com